SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 6, 2003

VIEWLOCITY, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-30963	14-1683872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	3475 Piedmont Road, Suite 1700 Atlanta, Georgia	30305
	(Address of principal executive offices)	(Zip Code)

(404) 267-6400

(Registrant’s telephone number, including area code)

SynQuest, Inc.

(Former name or former address, if changed since last report)

Item 5.  Other Events.

          On January 6, 2003, the Registrant issued a Press Release entitled “SynQuest, Inc. Announces Company Name Change to Viewlocity, Inc.,” a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

          (c)                           The following exhibits are filed herewith and made a part hereof:

Exhibit No.	Description of Exhibit
99.1	Press Release dated January 6, 2003 entitled “SynQuest, Inc. Announces Company Name Change to Viewlocity, Inc.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNQUEST, INC.

By:	/s/ L. Allen Plunk
L. Allen Plunk
Chief Financial Officer and Executive Vice President

Dated:  January  7, 2003